UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 27, 2020

AMERICAN HOMES 4 RENT
AMERICAN HOMES 4 RENT, L.P.
(Exact name of registrant as specified in its charter)

American Homes 4 Rent	Maryland	001-36013	46-1229660
American Homes 4 Rent, L.P.	Delaware	333-221878-02	80-0860173
	(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30601 Agoura Road, Suite 200
Agoura Hills, California 91301
(Address of principal executive offices) (Zip Code)

(805) 413-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered

Class A common shares of beneficial interest, $.01 par value	AMH	New York Stock Exchange
Series D perpetual preferred shares of beneficial interest, $.01 par value	AMH-D	New York Stock Exchange
Series E perpetual preferred shares of beneficial interest, $.01 par value	AMH-E	New York Stock Exchange
Series F perpetual preferred shares of beneficial interest, $.01 par value	AMH-F	New York Stock Exchange
Series G perpetual preferred shares of beneficial interest, $.01 par value	AMH-G	New York Stock Exchange
Series H perpetual preferred shares of beneficial interest, $.01 par value	AMH-H	New York Stock Exchange

The information in Item 2.02 of this Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.02 Results of Operations and Financial Condition and Exhibits

On February 27, 2020, American Homes 4 Rent (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2019, together with a Fourth Quarter 2019 Earnings Release and Supplemental Information Package. Also, on February 27, 2020, the Company issued a press release announcing that its Board of Trustees had declared the quarterly distributions on its common shares and perpetual preferred shares. A copy of the press releases and the Fourth Quarter 2019 Earnings Release and Supplemental Information Package are furnished as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 27, 2020, the Board of Trustees of American Homes 4 Rent (the “Company”), acting on the recommendation of the Nominating and Corporate Governance Committee, expanded the size of the Board from ten to 11 trustees and appointed Matthew R. Zaist as a trustee, effective February 27, 2020. Mr. Zaist has not yet been appointed to a Committee of the Board.

The Board also determined that Mr. Zaist is independent under the standards set forth in the Company’s Corporate Governance Guidelines and the New York Stock Exchange listing standards, bringing the total number of independent trustees on the Board to seven.

There have been no transactions, either since the beginning of the Company’s last fiscal year or that are currently proposed, regarding Mr. Zaist that is required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K.

Effective with his election to the Board, Mr. Zaist will participate in the standard compensation arrangements for the Company’s non-management trustees, as previously reported. The Company also intends to enter into its standard form of indemnification agreement with Mr. Zaist.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1—Press Release dated February 27, 2020 concerning financial results, including financial tables

Exhibit 99.2—Press Release dated February 27, 2020 concerning the declaration of quarterly distributions

Exhibit 99.3—Fourth Quarter 2019 Earnings Release and Supplemental Information Package

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2020

AMERICAN HOMES 4 RENT

By:	/s/ Stephanie Heim
Stephanie Heim
Chief Governance Officer, EVP

AMERICAN HOMES 4 RENT, L.P.

By:	American Homes 4 Rent, its General Partner

By:	/s/ Stephanie Heim
Stephanie Heim
Chief Governance Officer, EVP